UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2007
ReGen Biologics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20805	23-2476415

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Commerce Street, East Wing, Franklin Lakes, NJ		07417
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (201) 651-5140
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Financing
     ReGen Biologics, Inc. (OTC: RGBI), an innovative orthopedic products company, announced today that it has completed an approximately $3 million private equity placement. Under the terms of the subscription agreements, warrant certificates and option agreements dated March 2, 2007, ReGen Biologics, Inc. (the “Company”) sold 71,429 restricted shares of its Series D Convertible Preferred Stock, par value $0.01 per share (its “preferred shares”), at a price per share of $42.00, for gross proceeds of approximately $3 million. Each investor in the private placement received a number of warrants to purchase (a) preferred shares equal to 30% of the number of preferred shares such investor purchased in the private placement, or (b) the common share equivalent (as described below) if exercised after mandatory conversion of the preferred shares into common shares. The warrants have a 5-year term and an exercise price of $63.00 per preferred share (or $0.63 per common share, if the warrant is exercised for common shares). Each investor also received an option to purchase (a) the number of preferred shares that investor purchased in the private placement, or (b) the common share equivalent if exercised after mandatory conversion of the preferred shares into common shares, exercisable for cash at $42.00 per preferred share (or $0.42 per common share, if the option is exercised for common shares) in each case within 15 days of FDA clearance of the Company’s collagen scaffold device.
     To designate and establish the preferred shares, the Company filed its Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock on March 1, 2007 with the Secretary of State of the State of Delaware. This certificate is filed as Exhibit 4.1 to this Form 8-K.
     Each preferred share is mandatorily convertible into 100 shares of common stock of the Company, par value $0.01 per share (the “common shares”) (i) at such time as the Company’s certificate of incorporation is amended to increase the number of authorized common shares of the Company sufficient to permit the issuance of that number of common shares into which all issued and outstanding preferred shares are convertible, after taking into account all other common shares outstanding or required to be issued upon the conversion of any preferred stock of the Company or exercise of any options or warrants authorized by the Company, or (ii) upon the effectiveness of a reverse stock split of the currently issued and outstanding common shares of the Company in accordance with a Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company, as amended, in the form to be prepared, presented to and approved by the Stockholders of the Corporation in accordance with the Delaware General Corporation Law (the “Reverse Split”) such that, upon the effectiveness of the Reverse Split there are sufficient common shares outstanding to permit the issuance of that number of common shares into which all issued and outstanding preferred shares are convertible, after taking into account all other common shares outstanding or required to be issued upon the conversion of any preferred stock of the Company or exercise of any options or warrants authorized by the Company.
     The Company has agreed to register the common shares issuable upon conversion of (i) the preferred shares that were sold in the private placement, (ii) the preferred shares issuable upon the exercise of the warrants issued in the private placement and (iii) the preferred shares issuable upon the exercise of the options issued in the private placement, on one or more registration statements to be filed with the Securities and Exchange Commission.
Consulting Agreement
     Effective March 2, 2007, the Company entered into a consulting agreement to retain the financial advisory services of Sanderling Ventures Management VI (“Consultant”), affiliates of whom together beneficially own in excess of five percent of the Company’s common shares. In consideration for such services, the Company issued to the Consultant a warrant to purchase (a) 2,000 preferred shares, or (b) 200,000 common shares if exercised after mandatory conversion of the preferred shares into common shares, with the warrant having a 5-year term and an exercise price of $42.00 per preferred share (or $0.42 per common share, if the warrant is exercised for common shares).

Item 3.02 Unregistered Sales of Equity Securities.
     The information contained above in Item 1.01 is hereby incorporated by reference. The issuance of the preferred shares, the warrants and the options was not registered, in reliance on Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, because the shares, warrants and options were only offered to accredited investors.
Item 3.03 Material Modification to Rights of Security Holders.
     The information contained above in Item 1.01 is hereby incorporated by reference. The preferred shares rank senior to the Company’s common shares and junior to the Company’s Series A Preferred Stock, par value $0.01 per share and Series C Preferred Stock, par value $0.01 per share.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The information contained above in Item 1.01 is hereby incorporated by reference. The Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock was effective upon filing, and was filed on March 1, 2007.
Item 7.01 Regulation FD Disclosure.
     On March 6, 2007, the Company issued a press release relating to the private placement, which release is attached hereto as Exhibit 99.1. The information contained in the press release is deemed to be “filed” under the Securities Exchange Act of 1934 as Exhibit 99.1 to this Current Report, and such press release is incorporated herein by reference.
Item 9.01. Financial Statements And Exhibits.
(d) Exhibits

4.1	Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock of ReGen Biologics, Inc.

10.1	Form of Subscription Agreement by and between ReGen Biologics, Inc. and the Investors named therein dated as of March 2, 2007.

10.2	Form of Warrant Certificate by and between ReGen Biologics, Inc. and the Individuals named therein, dated as of March 2, 2007.

10.3	Form of Option Agreement by and between ReGen Biologics, Inc. and the Individuals named therein dated as of March 2, 2007.

10.4	Consulting Agreement by and between ReGen Biologics, Inc. and Sanderling Ventures Management VI, dates as of March 2, 2007.

10.5	Form of Warrant Certificate by and between ReGen Biologics, Inc. and Sanderling Ventures Management VI, dated as of March 2, 2007.

99.1	Press Release of ReGen Biologics, Inc. dated March 6, 2007. The information contained in this Press Release is deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOLOGICS, INC.

	By: Name:	/s/ Brion D. Umidi Brion D. Umidi
	Title:	Senior Vice President and Chief Financial Officer

Dated: March 7, 2007